                                   EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------


     WE, the undersigned officers and Directors of Houghton Mifflin Company, hereby severally constitute Nader F. Darehshori, Paul D. Weaver and Gary L. Smith, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below and in such other capacities as the undersigned may from time to time serve in the future, (i) the Registration Statement on Form S-8 filed with the Securities and Exchange Commission for the purpose of registering securities of Houghton Mifflin Company to be issued pursuant to the Houghton Mifflin Company 1998 Stock Compensation Plan (such registration statement hereinafter referred to as the "Registration Statement"), and (ii) any and all amendments to said Registration Statement, and generally to do all such things in our name and behalf (either on behalf of Houghton Mifflin Company or in our capacities as officers and Directors thereof) to enable Houghton Mifflin Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statement and any and all amendments thereto.

     Witness our hands and common seal on the dates set forth below.

     Dated:   June 24, 1998             HOUGHTON MIFFLIN COMPANY


                                        By: /s/ Nader F. Darehshori
                                            ------------------------------------
                                            Nader F. Darehshori, Chairman
                                            of the Board, President and
                                            Chief Executive Officer



SIGNATURE                        TITLE                                  DATE
---------                        -----                                  ----

Principal Executive Officer:


/s/ Nader F. Darehshori          Chairman of the Board, President,      June 24, 1998
-------------------------------  and Chief Executive Officer, Director
Nader F. Darehshori


Principal Financial Officer:


/s/ Gail Deegan                  Executive Vice President, Chief        June 24, 1998
-------------------------------  Financial Officer, and Treasurer
Gail Deegan


Principal Accounting Officer:


/s/ David R. Caron               Vice President and Controller          June 24, 1998
-------------------------------
David R. Caron


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
SIGNATURE                        TITLE                                  DATE
---------                        -----                                  ----



                                 Director                               June 24, 1998
-------------------------------
Joseph A. Baute


/s/ James O. Freedman            Director                               June 24, 1998
-------------------------------
James O. Freedman


/s/ Mary H. Lindsay              Director                               June 24, 1998
-------------------------------
Mary H. Lindsay


/s/ Charles R. Longsworth        Director                               June 24, 1998
-------------------------------
Charles R. Longsworth


/s/ John F. Magee                Director                               June 24, 1998
-------------------------------
John F. Magee


                                 Director                               June 24, 1998
-------------------------------
Claudine B. Malone


/s/ Alfred L. McDougal           Director                               June 24, 1998
-------------------------------
Alfred L. McDougal


/s/ George Putnam                Director                               June 24, 1998
-------------------------------
George Putnam


/s/ Ralph Z. Sorenson            Director                               June 24, 1998
-------------------------------
Ralph Z. Sorenson


/s/ Robert J. Tarr, Jr.          Director                               June 24, 1998
-------------------------------
Robert J. Tarr, Jr.



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